                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2002

                 SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   33-3378D                  51-0401125
         --------                   --------                  ----------
(State or other jurisdiction of  Commission File    (IRS Employer Identification
       Incorporation)                                        Number No.)

            6451 El Camino Real, Suite C                         92009
      ---------------------------------------------              -----
       (Address of principal executive offices)                (Zip Code)

       Registrant's Telephone Number, including area code: (760) 918.1860

              5922-B Farnsworth Court, Carlsbad, California 92008
              ---------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                       FINANCIAL STATEMENTS AND SCHEDULES

                           SEPTEMBER 30, 2002 AND 2001

                       SUB SURFACE WASTE MANAGEMENT , INC.

                       SUB SURFACE WASTE MANAGEMENT , INC.

                          Index to Financial Statements

--------------------------------------------------------------------------------

                                                                        Page No.
                                                                        --------
Report of Independent Certified Public Accountants                        F-3

Consolidated Balance Sheets at September 30, 2002 and 2001                F-4

Consolidated Statements of Losses for the two years ended
  September 30, 2002 and 2001                                             F-5

Consolidated  Statements of Stockholders' Equity (Deficiency)
  for the two years ended September 30, 2002 and 2001                     F-6

Consolidated Statements of Cash Flows for the two years
  ended September 30, 2002 and 2001                                       F-7

Notes to Consolidated Financial Statements                            F-8 - F-16

                    RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------

Board of Directors
Sub Surface Waste Management, Inc.
Carlsbad, California

         We have audited the accompanying consolidated balance sheets of Sub Surface Waste Management, Inc. and subsidiaries (the "Company") as of September 30, 2002 and 2001 and the related consolidated statements of losses, stockholders' equity (deficiency) , and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of September 30, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

              The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note L, the Company is has sustained recurring losses from operations, which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                    /S/ RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                                    --------------------------------------------
                                        Russell Bedford Stefanou Mirchandani LLP
                                        Certified Public Accountants

McLean, Virginia
October 24, 2003


                                 SUB SURFACE WASTE MANAGEMENT , INC.
                                     CONSOLIDATED BALANCE SHEETS
                                            SEPTEMBER 30,

                                                                             2002           2001
                                                                         ------------   ------------
                                               ASSETS
Current Assets:
  Cash and Cash Equivalents                                              $    11,925    $     4,422
  Restricted Cash (Note J)                                                   251,796             --
  Accounts Receivable                                                          8,807         22,144
  Cost and Estimated Profit in Excess of Billing                              80,612             --
  Prepaid Expenses and Other Assets                                           52,666         16,185
                                                                         ------------   ------------
    Total Current Assets                                                     405,806         42,751

Plant, Property and Equipment:
  Office Furniture and Equipment                                               5,565          5,565
  Manufacturing equipment                                                      5,147         66,862
                                                                         ------------   ------------
                                                                              10,712         72,427
  Less: Accumulated Depreciation                                              (3,746)       (14,765)
                                                                         ------------   ------------
                                                                               6,966         57,662
Other Assets:
  Deposit                                                                      2,669          2,669
                                                                         ------------   ------------
                                                                         $   415,441    $   103,082
                                                                         ============   ============

                           LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
  Accounts Payable and Accrued Liabilities, net                          $    70,548    $    35,006
  Due to Parent and Affiliates, net                                          127,507      4,796,525
  Notes Payable to Related Parties - Current Portion (Note E)                  8,010             --
                                                                         ------------   ------------
  Total Current Liabilities                                                 206,065      4,831,531

Notes Payable to Related Parties (Note E)                                    58,930             --
Commitment and Contingencies (Notes J and K)                                     --             --

Stockholders' Equity (Deficit):
Convertible preferred stock; par value $.001 per share; authorized
  10,000,000 shares; 5,000,000 and 0 shares issued and outstanding at
  September 30, 2002 and 2001, respectively                                    5,000             --
Common Stock; par value $.001 per share; authorized 50,000,000 shares;
  10,550,000 and 50,000 shares issued and outstanding at September 30,
  2002 and 2001, respectively                                                 10,550             50
Additional Paid in capital                                                 5,754,170         49,950
Accumulated deficit                                                       (5,619,274)    (4,778,449)
                                                                         ------------   ------------
   Total Stockholders' Equity (Deficit)                                      150,446     (4,728,449)
                                                                         ------------   ------------
                                                                         $   415,441    $   103,082
                                                                         ============   ============

                     SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                                 F-4

                       SUB SURFACE WASTE MANAGEMENT, INC.
                        CONSOLIDATED STATEMENTS OF LOSSES
                 FOR THE YEARS ENDED SEPTEMBER 30, 2002 AND 2001

                                                         2002           2001
                                                     ------------   ------------
Revenue                                              $   264,463    $    50,388
Cost of Sales                                            236,082        129,885
                                                     ------------   ------------
Gross Income (Loss)                                       28,381        (79,497)

Operating expenses:
Selling, General and Administrative Expenses             851,632      2,847,573
Depreciation                                               4,148          7,879
                                                     ------------   ------------
   Total operating expenses                              855,780      2,855,452

Loss from Operations                                    (827,399)    (2,934,949)
Other Income (Expenses):
  Interest Income                                             18             --
  Interest Expenses                                      (13,444)           (25)
                                                     ------------   ------------
                                                         (13,426)           (25)
                                                     ------------   ------------
Net Loss Before Income Taxes                            (840,825)    (2,934,974)

Income tax (benefit) expenses                                 --             --
                                                     ------------   ------------
Net Loss                                             $  (840,825)   $(2,934,974)
                                                     ============   ============
Net Loss Per Common Share (Basic and Diluted)        $      (.23)   $    (58.70)
                                                     ============   ============
Weighted Average Shares Outstanding                    3,597,628         50,000
                                                     ============   ============

           SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                                           SUB SURFACE WASTE MANAGEMENT , INC.
                              CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                                   FOR THE TWO YEARS ENDED SEPTEMBER 30, 2002 AND 2001

                                 Preferred     Preferred
                                   Stock         Stock      Common Stock  Common Stock    Additional     Accumulated
                                   Shares        Amount        Shares         Amount    Paid In Capital    Deficit         Total
                                 -----------   -----------   -----------   -----------    -----------    -----------   ------------
Balance at October 1, 2000                --   $        --        50,000   $        50   $    49,950    $(1,843,475)   $(1,793,475)
Net loss                                  --            --            --            --            --     (2,934,974)    (2,934,974)
                                 -----------   -----------   -----------   -----------    -----------    -----------   ------------
Balance at September 30, 2001             --            --        50,000            50        49,950     (4,778,449)    (4,728,449)
Shares issued to Parent in
  exchange for previously
  incurred debt                    5,000,000         5,000            --            --     5,695,220             --      5,700,220
Shares issued to Parent in
  exchange for services                   --            --     6,500,000         6,500            --             --          6,500
Shares issued to Affiliate
  in exchange for services                --            --     3,000,000         3,000            --             --          3,000
Shares issued to employees
  in exchange for services                --            --     1,000,000         1,000         9,000             --         10,000
Net loss                                  --            --            --            --            --       (840,825)      (840,825)
                                 -----------   -----------   -----------   -----------    -----------    -----------   ------------
Balance at September 30, 2002      5,000,000   $     5,000    10,550,000   $    10,550   $ 5,754,170    $(5,619,274)   $   150,446
                                 ===========   ===========   ===========   ===========    ===========    ===========   ============

                               SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                                           F-6



                               SUB SURFACE WASTE MANAGEMENT , INC.
                              CONSOLIDATED STATEMENTS OF CASH FLOWS
                                FOR THE YEARS ENDED SEPTEMBER 30,

                                                                          2002           2001
                                                                      ------------   ------------
CASH FLOW FROM OPERATING ACTIVITIES:
Net loss                                                              $  (840,825)   $(2,934,974)
Adjustments to reconcile net loss to net cash provided by (used in)
 operating activities:
   Depreciation                                                             4,148          7,879
Loss on sale of fixed asset                                                 4,833             --
Common stock issued in exchange for services                               19,500             --
Expenses incurred by Parent on behalf of the Company, net                 779,406      2,938,535
Decrease (increase) in:
   Accounts receivable                                                     13,337        (17,005)
   Restricted Cash                                                       (251,796)            --
   Prepaid expenses and other assets                                     (117,093)        (9,685)
Increase (decrease) in:
   Accounts payable and accrued liabilities                                35,542         22,859
                                                                      ------------   ------------
Net cash provided by (used in) operating activities                      (352,948)         7,609

CASH FLOW FROM INVESTING ACTIVITIES:
Purchase of property and equipment                                         (3,285)        (3,677)
Proceeds from sale of property and equipment                               45,000             --
                                                                      ------------   ------------
Net cash provided by (used in) investing activities                        41,715         (3,677)

CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from parent and affiliates                                       251,796             --
Proceeds from notes payable to related parties                             66,940             --
                                                                      ------------   ------------
Net cash provided by  financing activities                                318,736             --
                                                                      ------------   ------------
Net increase  in cash and cash equivalents                                  7,503          3,932
Cash and cash equivalents, beginning of period                              4,422            490
                                                                      ------------   ------------
Cash and cash equivalents, end of period                              $    11,925    $     4,422
                                                                      ============   ============

SUPPLEMENTAL DISCLOSURE OF  CASH FLOW INFORMATION:
Cash paid for income taxes                                            $        --    $        --
Cash paid for interest                                                         --             --
Preferred shares issued in exchange for previously
 incurred debt and expenses incurred on behalf of the Company           5,700,220             --
Common shares issued in exchange for services                              19,500

                   SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                               F-7

                       SUB SURFACE WASTE MANAGEMENT , INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2002 AND 2001

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation
----------------------------------

Sub Surface Waste Management, Inc. ("the Company") was formed under the laws of the State of the state of Nevada on November 20, 1997. The Company designs, installs and operates proprietary soil and groundwater remediation systems.

The consolidated financial statements include the companies which are effectively controlled directly by the Company, where control is defined as the power to govern the financial and operating policies. This control is generally evidenced when the Company directly or indirectly owns more than 50% or the voting rights of the company's share capital. Significant intercompany transactions have been eliminated in consolidation. Certain prior period amounts have been reclassified for comparative purposes.

As of September 30, 2002, U.S. Microbics, Inc., and subsidiaries ("Parent" or "Affiliates") control 70.89% of the outstanding stock of the Company.

Cash and Cash Equivalents
-------------------------

For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Accounts Receivable
-------------------

Accounts receivable is reported at its fair value and, in the opinion of management, is collectible and no allowance for doubtful accounts was necessary at September 30, 2002 and 2001.

Property and Equipment
----------------------

Property and equipment is stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.

Long-Lived Assets
-----------------

The Company accounts for its long-lived assets under the provision of Statements of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of." The Company's long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows. Should an impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset.

                       SUB SURFACE WASTE MANAGEMENT , INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2002 AND 2001

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Income Taxes
------------

The Company has implemented the provisions on Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires that income tax accounts be computed using the liability method. Deferred taxes are determined based upon the estimated future tax effects of differences between the financial reporting and tax reporting bases of assets and liabilities given the provisions of currently enacted tax laws.

Net Loss Per Common Share
-------------------------

The Company computes earnings per share under Financial Accounting Standard No. 128, "Earnings Per Share" (SFAS 128). Net loss per common share is computed by dividing net loss by the weighted average number of shares of common stock and dilutive common stock equivalents outstanding during the year. Dilutive common stock equivalents consist of shares issuable upon conversion of convertible preferred shares and the exercise of the Company's stock options and warrants (calculated using the treasury stock method). During 2002 and 2001, common stock equivalents are not considered in the calculation of the weighted average number of common shares outstanding because they would be anti-dilutive, thereby decreasing the net loss per common share.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from those estimates.

Revenue Recognition
-------------------

Revenue for product sales is recognized at the time the product is shipped to or picked up by the customer. Revenue for short-term engineering or remediation services is recognized at the completion of the contract. Sales under long-term contracts are accounted for under the percentage of completion method. Revenues are recognized as the actual cost of work performed related to the estimate at completion. Profits expected to be realized on contracts are based on the Company's estimates of total contract sales value and costs at completion. Assumptions used for recording sales and earnings are adjusted in the period of change to reflect revisions in contract value and estimated costs. In the period in which it is determined that a loss will be incurred on a contract, the entire amount of the estimated loss is charged to income.

Liquidity
---------

As shown in the accompanying financial statements, the Company has incurred a net loss of $840,825 and $2,934,974 during the years ended September 30, 2002 and 2001, respectively.

                       SUB SURFACE WASTE MANAGEMENT , INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2002 AND 2001

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Concentrations of Credit Risk
-----------------------------

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and related party receivables. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company periodically reviews its trade receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was $0 at September 30, 2002 and 2001.

Stock Based Compensation
------------------------

The Company follows APB opinion ("APB 25"), "Accounting for Stock Issued to Employees," in accounting for stock-based compensation. Accordingly, we are not required to record compensation expense when stock options are granted to employees, as long as the exercise price is not less than the fair market value of the stock when the option is granted, and we are not required to record compensation expense in connection with Employee Stock Purchase Plans as long as the purchasing price is not less than 85% of the lower of the fair market value at the beginning of each offering period. In October 1995, the FASB issued SFAS 123, "Accounting for Stock Based Compensation." Although SFAS 123 allows us to continue to follow the present APB 25 guidelines, we are required to disclose pro forma net income (loss) and net income (loss) per share as if we had adopted the new statement. The pro forma impact of applying SFAS 123 in fiscal year 1999, 2000 and 2001 will not necessarily be representative of the pro forma impact in future years. The Company has adopted Statements of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation," the Company has adopted the pro forma disclosure requirements.

The Company follows FASB Emerging Issues Task Force (EITF) 96-18, "Accounting for Equity Instruments That Are Issued To Other Than Employees for Acquiring, Or In Conjunction With Selling Goods or Services." EITF 96-18 provides that sales incentives in the form of equity instruments should be measured at the fair market value of sales incentive or fair market value of the equity instruments, whichever is more reasonable. The Company follows the EIFT 96-18 guidelines.

Comprehensive Income
--------------------

Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS 130), establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company adopted SFAS 130 during the year ended December 31, 1998 and has no items of comprehensive income to report.

                       SUB SURFACE WASTE MANAGEMENT , INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2002 AND 2001

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Segment Information
-------------------

Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (SFAS 131) establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company's principal operating segment.

New Accounting Pronouncements
-----------------------------

In July 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS No.
141), and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142). The FASB also issued Statement of Financial Accounting Standards No. 143, "Accounting for Obligations Associated with the Retirement of Long-Lived Assets" (SFAS No. 143), and Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No. 144), in August and October 2001, respectively.

SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interest method. The adoption of SFAS No. 141 had no material impact on the Company's consolidated financial statements.

Effective January 1, 2002, the Company adopted SFAS No. 142. Under the new rules, the Company will no longer amortize goodwill and other intangible assets with indefinite lives, but such assets will be subject to periodic testing for impairment. On an annual basis, and when there is reason to suspect that their values have been diminished or impaired, these assets must be tested for impairment, and write-downs to be included in results from operations may be necessary. SFAS No. 142 also requires the Company to complete a transitional goodwill impairment test six months from the date of adoption.

Any goodwill impairment loss recognized as a result of the transitional goodwill impairment test will be recorded as a cumulative effect of a change in accounting principle no later than the end of fiscal year 2002. The adoption of SFAS No. 142 had no material impact on the Company's consolidated financial statements

SFAS No. 143 establishes accounting standards for the recognition and measurement of an asset retirement obligation and its associated asset retirement cost. It also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets. SFAS No. 143 is effective in fiscal years beginning after June 15, 2002, with early adoption permitted. The Company expects that the provisions of SFAS No. 143 will not have a material impact on its consolidated results of operations and financial position upon adoption. The Company plans to adopt SFAS No. 143 effective October 1, 2002.

                       SUB SURFACE WASTE MANAGEMENT , INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2002 AND 2001

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

SFAS No. 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinued operations. SFAS No. 144 superseded Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" (SFAS No. 121), and APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions". The Company adopted SFAS No. 144 effective January 1, 2002. The adoption of SFAS No. 144 had no material impact on Company's consolidated financial statements.

NOTE B - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

                                                          2002           2001
                                                       -----------   -----------
   Office furniture and equipment                      $    5,565    $    5,565
   Manufacturing equipment                                  5,147        66,862
                                                       -----------   -----------
                                                           10,712        72,427
   Less: accumulated depreciation                           3,747        14,765
                                                       -----------   -----------
                                                       $    6,966    $   57,662
                                                       ===========   ===========

Depreciation expense for the years ended September 30, 2002 and 2001 was $4,148 and $7,879, respectively.

NOTE C - DEPOSITS

Deposits at September 30, 2002 and 2001 consisted of security deposits on the Company's building lease, and a state sales and use tax deposit.

NOTE D - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities consisted of the following:

                                                          2002           2001
                                                       -----------   -----------
   Accounts payable                                    $   58,708    $   24,030
   Accrued expenses:
      Interest                                              5,312             -
      Others                                                6,528        10,976
                                                       -----------   -----------
                                                       $   70,548    $   35,006
                                                       ===========   ===========

                       SUB SURFACE WASTE MANAGEMENT , INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2002 AND 2001

NOTE E - NOTES PAYABLE TO RELATED PARTIES

Notes payable to related parties at September 30, 2002 and 2001 consists of the following:

                                                          2002          2001
                                                       -----------   -----------
Notes payable to an entity controlled by the
President of the Parent; monthly installments of
interest only at 12% per annum, unsecured and due
February 2003                                          $    8,010    $       --

Payable to President of the Parent; monthly
installments of interest only at 12% per annum;
unsecured and due September 2005.                          42,280            --

Note payable to Chief Operating Officer of the Parent;
monthly installments of interest only at 12% per annum;
unsecured and due September 2005                           16,650            --
                                                       -----------   -----------
Total                                                      66,940            --
Less:Current Portion                                       (8,010)           --
                                                       -----------   -----------
                                                       $   58,930    $       --
                                                       ===========   ===========

Aggregate maturities of long-term debt as of September 30, 2002 are as follows:

         Year                                                          Amount
         ----                                                        -----------
         2003                                                        $       --
         2004                                                                --
         2005                                                            58,930
                                                                     -----------
         Total                                                       $   58,930
                                                                     ===========

NOTE F - CAPITAL STOCK

The Company has authorized 50,000,000 shares of common stock, with a par value of $.001 per share (see Note K). The Company has also authorized 10,000,000 shares of Series A convertible preferred stock, with a par value of $.001 per share (see Note K). The preferred stock is convertible at the option of the holder into common stock at the rate of five shares of common for every one share of preferred at the option of the holder after one year.

During the year ended September 30, 2002, the Company issued 5,000,000 shares of Series A convertible Preferred Stock to its Parent in exchange for previously incurred debt of $5,700,220.

During the year ended September 30, 2003, the Company issued 6,500,000 shares of its common stock to its Parent in exchange for services provided the Company valued at $ .001 which presents the fair value of the services received which did not differ materially from the value of the stock issued.

During the year ended September 30, 2002, the Company issued 3,000,000 shares of its common stock to an Affiliate in exchange for services provided the Company valued at $ .001 which presents the fair value of the services received which did not differ materially from the value of the stock issued.

During the year ended September 30, 2002, the Company issued 1,000,000 shares of its common stock to employees in exchange for services provided the Company valued at $ .01 which presents the fair value of the services received which did not differ materially from the value of the stock issued.

                       SUB SURFACE WASTE MANAGEMENT , INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2002 AND 2001

NOTE G - INCOME TAXES

The Company has adopted Financial Accounting Standard No. 109 which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

The Company's parent has elected to consolidate the Company's taxable income
(loss) with its consolidated federal and state tax returns.

NOTE H - LOSSES PER COMMON SHARE

The following table presents the computation of basic and diluted loss per share:

                                                          2002          2001
                                                       -----------   -----------
        Net loss available for common shareholders     $  840,825    $2,934,974
                                                       ===========   ===========
        Basic and fully diluted loss per share         $     0.23    $    58.70
                                                       ===========   ===========
        Weighted average common shares outstanding      3,597,628        50,000
                                                       ===========   ===========

NOTE I - NOTES PAYABLE TO RELATED PARTIES

The Company's officers and entities controlled by the Company's officers have advanced the Company funds during September 30, 2002 and 2001 for working capital purposes. The net amount of advances due the related parties at September 30, 2002 and 2001 was $66,940 and $0, respectively (see Note E).

NOTE J - COMMITMENTS AND CONTINGENCIES

Restricted Cash
---------------

As a condition of providing engineering and remediation services, the Company may be contractually required to provide performance bonding insuring the satisfactory completion of the agreed upon services. In addition, the issuers of the performance bonks may require the Company to deposit collateral sufficient to secure the bonds.

The Company has secured certain outstanding performance bonds with cash in the amount of $251,796, which is included in the accompanying financial statements as restricted cash at September 30, 2002.

                       SUB SURFACE WASTE MANAGEMENT , INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2002 AND 2001

NOTE K - SUBSEQUENT EVENTS

Capital Stock Exchange Agreements
---------------------------------

On October 23, 2002, the Company entered into a Capital Stock Exchange Agreement with Covingham Capital Corporation ("CCC"), a publicly-held company incorporated under the laws of the State of Delaware in a transaction accounted for using the purchase method of accounting. The total purchase price and carrying value of the net assets acquired of CCC was $1,853. The Company's parent, U.S. Microbics, Inc., through two of its subsidiaries by a purchase transaction and providing services, acquired a 56.29% controlling interest in CCC prior to the exchange of common stock between CCC and the Company.

Pursuant to the terms of the Capital Stock Exchange Agreement, which was completed on December 20, 2002, CCC issued 10,744,000 shares of its common stock in exchange for 10,744,000 shares or 100% of the outstanding common stock of the Company and 5,360,000 shares of Series A Convertible Preferred Stock . Effective with the Agreement, all previously outstanding common stock, preferred stock, options and warrants owned by stockholders of the Company were exchanged for an aggregate of 10,744,000 shares of CCC's common stock and 5,360,000 shares of the CCC's Series A Convertible Preferred stock.

The value of the stock that was issued was the historical cost of CCC's net tangible assets, which did not differ materially from their fair value. The results of operations subsequent to the date of acquisition will be included in the Company's consolidated statement of losses. In accordance with Financial Accounting Standards No. 141, Business Combinations, the Company is the acquiring entity.

From CCC's inception, until the date of the merger, CCC was an inactive corporation with no assets and liabilities. As a result of the acquisition, there was a change in control of the public entity. Subsequent to the date of the merger, CCC changed its name to Sub Surface Waste Management of Delaware, Inc. ("SSWM"), with the Company becoming a wholly owned subsidiary of the Company.

The total purchase price and carrying value of net assets acquired of CCC was $1,853. The net assets acquired were as follows:

               Accumulated deficit                                  $  (782,800)
               Common stock retained                                      4,352
               Additional Paid In Capital                               780,301
                                                                    ------------
               Net Assets Acquired                                  $     1,853
                                                                    ============

                       SUB SURFACE WASTE MANAGEMENT , INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2002 AND 2001

NOTE K - SUBSEQUENT EVENTS (CONTINUED)

Employments Agreements
----------------------

Effective December 23, 2002, SSWM entered into an employment agreement with its President and Chief Executive Officer. This employment agreement provides for a term of five years, at an initial annual base salary of $150,000, salary increases of $10,000 per annum for each of the first four years and an increase of $20,000 for the fifth year, and discretionary incentive bonuses.

Effective December 23, 2002, SSWM entered into an employment agreement with its Vice President and Chief Operating Officer. This employment agreement provides for a term of five years, at an initial annual base salary of $145,000, salary increases of $10,000 per annum for each of the first four years and an increase of $20,000 for the fifth year, and discretionary incentive bonuses.

Capital Stock
-------------

Subsequent to the date of the balance sheet, the Company amended its Articles of Incorporation to increase the number of authorized shares of preferred stock from 10,000,000 to 50,000,000 shares, and the number of authorized shares of common stock from 50,000,000 to 300,000,000 shares.

NOTE L - GOING CONCERN

The accompanying consolidated statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements during the year ended September 30, 2002, the Company incurred losses from operations of $840,825. This factor among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company's existence is dependent upon management's ability to develop profitable operations and resolve its liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through the continued developing, marketing and selling of its products and additional equity investment in the Company. The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company's liquidity, the Company is actively pursing additional equity financing through discussions with investment bankers and private investors . There can be no assurance the Company will be successful in its effort to secure additional equity financing.

If operations and cash flows continue to improve through these efforts, management believes that the Company can continue to operate. However, no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Condensed Consolidated Pro Forma Unaudited Balance Sheet
         as of September 30, 2002                                         F-18

         Condensed Consolidated Pro Forma Unaudited Statement of
         Losses for the Year Ended September 30, 2002                     F-19

         Notes to Condensed Consolidated Pro Forma Unaudited
         Financial Statements                                             F-20

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

On December 13, 2002, Sub Surface Waste Management of Delaware, Inc., formerly Covingham Capital Corp. (the "Company" or "Registrant") entered into a Capital Stock Exchange Agreement ("Agreement") with the stockholders of Sub Surface Waste Management, Inc. ("SSWM"). The Registrant is an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, SSWM shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of the Company was $ 1,853. From March 1988 until the date of the merger, the Registrant was an inactive corporation with no significant assets and liabilities.

The Proforma Unaudited Financial Statements have been prepared by management of SSWM in order to present consolidated financial position and results of operations of the Registrant and SSWM as if the acquisition had occurred as of September 30, 2002 for the pro forma condensed balance sheet and to give effect to the acquisition of the Registrant , as if the transaction had taken place at October 1, 2001 for the pro forma condensed consolidated statement of losses for the year ended September 30, 2002.

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of SSWM (including notes thereto) included in this Form.

Effective with the Agreement, all previously outstanding common stock, preferred stock, options and warrants owned by SSWM stockholders were exchanged for an aggregate of 10,774,000 shares of the Registrant's common stock and 5,360,000 shares of the Registrant's Series A Convertible Preferred stock. The value of the stock that was issued was the historical cost of SSWM's net tangible assets, which did not differ materially from their fair value. In accordance with Financial Accounting Standards No. 141, Business Combinations , SSWM is the acquiring entity.


                            SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.
                                   FORMERLY COVINGHAM CAPITAL CORP.)
                       CONDENSED CONSOLIDATED PRO FORMA UNAUDITED BALANCE SHEET
                                          SEPTEMBER 30, 2002
                                                ASSETS
                                          Sub Surface Waste
                                            Management of    Sub Surface
                                            Delaware, Inc.     Waste
                                         (formerly Covingham Management,    Pro Forma         Pro Forma
                                            Capital Corp.)       Inc.      Adjustments       Consolidated
                                             ------------   ------------   ------------      ------------
Current assets:
  Cash and equivalents                       $     1,706    $    11,925                      $    13,631
  Restricted Cash                                251,796        251,796
  Accounts Receivable                              8,807          8,807
  Cost and Estimated Profit in
    Excess of Billing                             80,612         80,612
  Prepaid expenses                                   147         52,666                           52,813
                                             ------------   ------------                     ------------
      Total current assets                         1,853        405,806                          407,659

Property and equipment, net                           --          6,966                            6,966
Other assets                                          --          2,669                            2,669
                                             ------------   ------------                     ------------
                                             $     1,853    $   415,441                      $   417,294
                                             ============   ============                     ============

                                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts Payable and Accrued Liabilities   $        --    $    70,548                      $    70,548
  Due to Parent and Affiliates                        --        127,507                          127,507
  Notes Payable to Related Parties                    --          8,010                           66,940
                                             ------------   ------------                     ------------
   Total Current Liabilities                          --        206,065                          206,065

  Notes Payable to Related Parties                               58,930                           58,930

Stockholders' equity:
      Preferred stock                                             5,000         (5,000)(2)         5,360
                                                                                 5,360 (2)
      Common stock                                 4,352         10,550        (10,550)(1)        15,126
                                                                                10,774 (1)

      Additional paid-in-capital                 780,301      5,754,170       (780,301)(3)     5,756,023
                                                                                 1,853 (3)

                                                                                  (360)(2)
                                                                                  (224)(1)
                                                                               782,800 (3)
        Deficiency in retained earnings         (782,800)    (5,619,274)        (4,352)(3)    (5,624,210)

Total stockholders' equity                         1,853        150,446                          152,299
                                             ------------   ------------                     ------------
                                             $     1,853    $   415,441                      $   417,324
                                             ============   ============                     ============

          See accompanying notes to the proforma unaudited consolidated financial statements

                                                 F-18


                              SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.
                                    (FORMERLY COVINGHAM CAPITAL CORP.)
                      CONDENSED CONSOLIDATED PRO FORMA UNAUDITED STATEMENT OF LOSSES
                                  FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                          Sub Surface Waste
                                            Management of    Sub Surface
                                            Delaware, Inc.     Waste
                                         (formerly Covingham Management,    Pro Forma         Pro Forma
                                            Capital Corp.)       Inc.      Adjustments       Consolidated
                                             ------------   ------------                     ------------
Revenue                                      $        --    $   264,463                      $   264,463
Cost of Sales                                         --       (236,082)                        (236,082)
                                             ------------   ------------                     ------------
Gross income                                          --         28,381                           28,381
Operating expenses:
  Selling, general and administrative             16,012        851,632          4,352 (4)       872,580
                                                                                   224 (1)
                                                                                   360 (2)
  Depreciation                                        --          4,148                            4,148
                                             ------------   ------------                     ------------
Operating expense                                 16,012        855,780                          876,728

Loss from operations                             (16,012)      (827,399)                        (848,347)
Other Income (Expenses)
  Interest Income                                     --             18                               18
  Interest Expenses                                   --        (13,444)                         (13,444)
                                             ------------   ------------                     ------------
                                                      --        (13,426)                         (13,426)
Net loss before income taxes                                   (840,825)                        (861,773)
Provision for income taxes (benefit)                  --             --                               --
                                             ------------   ------------                     ------------
Net loss                                     $   (16,012)   $  (840,825)                     $  (861,773)
                                             ============   ============                     ============
Loss per common share
(basic and assuming dilution)                $     (0.00)   $     (0.23)                     $     (0.08)
                                             ============   ============                     ============
Weighted average shares outstanding
    (Basic and diluted)                        3,875,160      3,597,628                       10,774,000
                                             ============   ============                     ============

              See accompanying notes to proforma unaudited consolidated financial statements

                                                   F-19

                 SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.
                       (FORMERLY COVINGHAM CAPITAL CORP.)
           NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The Proforma Unaudited Condensed Financial Statements have been prepared in order to present consolidated financial position and results of operations of the Registrant and SSWM as if the acquisition had occurred as of September 30, 2002 for the pro forma condensed balance sheet and to give effect to the acquisition of the Registrant, as if the transaction had taken place at October 1, 2001 for the pro forma condensed consolidated statement of losses for the year ended September 30, 2002.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of September 30, 2002 and the pro forma condensed consolidated statement of losses for the year ended September 30, 2002

(1) To record the issuance of 10,744,000 shares of the Registrants common stock in exchange for 10,774,000 shares of issued and outstanding shares of SSWM; the cancellation of SSWM shares and related cost of $224.

(2) To record the issuance of 5,360,000 shares of the Registrants Series A Preferred Stock in exchange for 5,360,000 shares of issued and outstanding shares of SSWM; the cancellation of SSWM shares and related cost of $360.

(3) To record the acquisition of Registrant for stock and eliminate acquiree's (accumulated deficit) and additional paid in capital. The significant components of this transaction are:

               Accumulated deficit                               $  (782,800)
               Common stock retained                                   4,352
               Additional Paid In Capital                            780,301
                                                                 ------------
               Net Assets Acquired                               $     1,853
                                                                 ============

(4) To record as organization costs the 4,351,784 shares of common stock retained by Registrants' shareholders valued at $.001 per share, which approximates the share's book value and does not differ materially from the shares' fair value. In accordance with SOP 98-5, the Company will expense as organization costs $ 4,352.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.

Date: October 29, 2003                   By: /s/ Bruce S. Beattie
                                             -----------------------------------
                                             Bruce S. Beattie, President and CEO